                                                                 EXHIBIT 10.12.1

                               Waiver and Consent

                            As of September __, 1999

THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

         Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co-Agents, and Foothill Capital Corporation, as Agent (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

         You have requested that the Lenders waive compliance by the Borrower with Section 7.4 of the Loan Agreement to permit the Borrower to sell the assets listed in the table below at a gross sales price of at least the amount set forth in such table immediately beside the description of such asset (collectively, the "Proposed Asset Sales"):

           ASSET TO BE SOLD:                     MINIMUM GROSS SALES PRICE:
           -----------------                     --------------------------
25 Sulzer P-7100 weaving machines and                     $550,000
auxiliary equipment

14 Rieter Model C-4 Cards, year 1988                      $210,000

2 Buick Roadmaster SDs                                    $  8,500

VIN # 1G4BN52P6RR432095 and
VIN# G4BN52PORR410058

3 Schlafhorst spinning frames, Model                      $ 18,000
year 1983

           ASSET TO BE SOLD:                     MINIMUM GROSS SALES PRICE:
           -----------------                     --------------------------
Viper Trademark                                           $ 10,000
United Stated Patent and Trademark
Office Registration Number 1,849,350
(the "Viper Trademark")

The Lenders have agreed to such Proposed Asset Sales so long as (a) the purchase price therefor is paid in full in cash at the closing of the applicable Proposed Asset Sale, (b) the assets are sold "as-is, where-is", (c) promptly upon the sale of such assets, the Borrower shall notify the Agent that such sale has been consummated, and (d) the proceeds (after payment of reasonable commissions and expenses not to exceed 10% of the gross sales price therefor) from the sale of the assets are remitted to the Agent for application to the Obligations in accordance with Section 2.5(b) (iii). Notwithstanding anything to the contrary contained in the Credit Agreement, the parties hereto hereby agree that such net proceeds from the sale of the Viper Trademark shall be applied to the Obligations in accordance with Section 2.5(b)(iii) in the same manner as such proceeds would be applied if such sale were a sale of Equipment.

         The Borrower has further requested that the Lenders waive compliance by the Borrower with Section 7.4 of the Loan Agreement to permit future sales of Equipment previously used by the Borrower in connection with the Borrower's denim and industrial fabrics divisions (collectively, the "Future Equipment Sales"). The Lenders have agreed to such Future Equipment Sales so long as (a) after giving effect to this Waiver and Consent, no Default or Event of Default then exists or would be caused thereby, (b) the net proceeds (after reasonable commissions and expenses not to exceed 10% of the gross sales price therefor) for each item of Equipment sold are not less than the forced liquidation value of such Equipment as shown on the most recent appraisal completed for the Agent by an appraiser satisfactory to the Co-Agents and based on comparable methodology as used by MB Valuation Services, Inc. in connection with its appraisal of the Equipment in connection with the closing of the Loan Agreement (the "Forced Liquidation Value"), (c) the purchase price therefor is paid in full in cash at the closing of the applicable Future Equipment Sale, (d) the Equipment is sold "as-is, where-is", (e) prior to the effective date of the sale the Borrower shall notify the Agent in writing of the proposed sale, the Forced Liquidation Value of the Equipment to be sold, and the proposed gross sales price and projected net sales proceeds therefor, (f) promptly upon the sale of such Equipment, the Borrower shall notify the Agent that such sale has been consummated, and (g) the net proceeds from the sale of the Equipment are remitted to the Agent for application to the Obligations in accordance with
Section 2.5(b)(iii).

         The Borrower has further requested that the Lenders approve non-cash charges in the amount of $9,650,000 to be included in subsection (c) of the definition of Tangible Net Worth as of the July 31, 1999. The Lenders have agreed that such non-cash charges be included in subsection (c) of the definition of Tangible Net Worth as of July 31, 1999.

         This Waiver and Consent shall be effective only upon (a) the execution and delivery by the Borrower to the Agent of the acknowledgment and consent to this Waiver and Agreement and (b) the receipt by the Agent for the account of the Lenders of a consent fee in the amount of $2,500 (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement).

         Except as set forth above, all terms and conditions of the Loan Agreement and all Loan Documents shall remain in full force and effect and not be affected by this Waiver and Consent, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Section 7.4 and
Section 7.20(b) of the Loan Agreement.

         This Waiver and Consent shall be a Loan Document for all purposes.

         This Waiver and Consent may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

         If the above provisions are satisfactory to you, please execute this Waiver and Consent as set forth below and return it to the Agent.

                         Very truly yours,

                         Foothill Capital Corporation, a California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender


                         By: /s/
                            ----------------------------------------------------
                            Title:
                                  ----------------------------------------------

                         General Electric Capital Corporation, a New
                         York corporation with an office in Atlanta, Georgia, as a Lender and a Co-Agent


                         By: /s/
                            ----------------------------------------------------
                            Title:
                                  ----------------------------------------------

                         Back Bay Capital Funding LLC, a Delaware limited liability company, as a Lender

                                                  By: /s/
                                                     ---------------------------
                                                     Title:
                                                           ---------------------

cc:      Jesse H. Austin, Esq.
         Lizanne Thomas, Esq.

Consented and Agreed to this
___ day of September, 1999:

Thomaston Mills, Inc.


By: /s/
   ---------------------------
   Title:
         ---------------------

                           Second Waiver and Amendment

                             As of December 31, 1999

THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

         Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co-Agents, and Foothill Capital Corporation, as Agent, as modified and amended by that certain Waiver and Consent dated as of September 16, 1999 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

         You have requested that the definition of "Eligible Off-Site Inventory" in Section 1(A) of the Loan Agreement be modified and amended to add the following sentence immediately after the first sentence of such definition:

                  "In addition, "Eligible Off-Site Inventory" means those items of Inventory consisting of finished goods with an aggregate Cost not to exceed $1,000,000 that do not qualify as Eligible Landed Inventory solely because they are not in a location set forth on Schedule E-1 but such Inventory is located at National Linen Service, Inc., 1420 Peachtree Street , Fulton County, Atlanta, Georgia and is segregated or otherwise separately identifiable from goods of others, if any, on such premises of National Linen Service, Inc. and National Linen Services, Inc. has executed a Collateral Access Agreement in favor of Agent with respect thereto."

         The Lenders have agreed to such modification and amendment to the definition of "Eligible Off-Site Inventory" and such definition is hereby so modified and amended.

         The Borrower has further requested that the Lenders waive compliance by the Borrower with Section 7.4 of the Loan Agreement to permit the sale of certain real estate identified on Exhibit A hereto to Georgia Power Company in connection with its construction of a power substation adjacent to such property (the "Utility Sale"). The Lenders have agreed to such Utility Sale so long as
(a) after giving effect to this Second Waiver and Amendment, no Default or Event of Default then exists or would be caused thereby, (b) the gross proceeds for such real estate sold is not less than $13,972.00 (c) the purchase price therefor is paid in full in cash at the closing of the Utility Sale, (d) promptly upon the sale of such real estate, the Borrower shall notify the Agent that such sale has been consummated, and (e) the net proceeds from the sale of such real estate are remitted to the Sun Trust Lenders for application to the Sun Trust Term Loan.

         This Second Waiver and Amendment shall be effective only upon (a) the execution and delivery by the Borrower to the Agent of the acknowledgment and consent to this Second Waiver and Amendment and (b) the receipt by the Agent for the account of the Lenders of a consent fee in the amount of $2,500.00 (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement).

         Except as set forth above, all terms and conditions of the Loan Agreement and all Loan Documents shall remain in full force and effect and not be affected by this Second Waiver and Amendment, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Section
7.4 of the Loan Agreement.

         This Second Waiver and Amendment shall be a Loan Document for all purposes.

         This Second Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

         If the above provisions are satisfactory to you, please execute this Second Waiver and Amendment as set forth below and return it to the Agent.

                            Very truly yours,

                            Foothill Capital Corporation, a California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender


                            By: /s/
                               -------------------------------------------------
                               Title:
                                     -------------------------------------------

                            General Electric Capital Corporation, a New York corporation with an office in Atlanta, Georgia, as a Lender and a Co-Agent


                            By: /s/
                               -------------------------------------------------
                               Title:
                                     -------------------------------------------

                            Back Bay Capital Funding LLC, a Delaware limited liability company, as a Lender


                            By: /s/
                               -------------------------------------------------
                               Title:
                                     -------------------------------------------
cc:      Jesse H. Austin, Esq.
         Lizanne Thomas, Esq.

Consented and Agreed to this
___ day of December, 1999:

Thomaston Mills, Inc.


By: /s/
   ----------------------------
   Title:
         ----------------------

                           Third Waiver and Amendment

                             As of February 9, 2000

THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

         Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co-Agents, and Foothill Capital Corporation, as Agent, as modified and amended by that certain Waiver and Consent dated as of September 16, 1999, as further modified and amended by that certain Second Waiver and Amendment dated as of December 31, 1999 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

         You have requested that the Lenders waive compliance by the Borrower with Section 7.4 of the Loan Agreement to permit the sale of certain real estate identified on Exhibit A hereto (the "Real Estate Sale"). The Lenders have agreed to such Real Estate Sale so long as (a) after giving effect to this Third Waiver and Amendment, no Default or Event of Default then exists or would be caused thereby, (b) the gross proceeds for such real estate sold are not less than $85,000.00 (c) the purchase price therefor is paid in full in cash at the closing of the Real Estate Sale, (d) promptly upon the sale of such real estate, the Borrower shall notify the Agent that such sale has been consummated, and (e) the net proceeds from the sale of such real estate are remitted to the Sun Trust Lenders for application to the Sun Trust Term Loan.

         This Third Waiver and Amendment shall be effective only upon (a) the execution and delivery by the Borrower to the Agent of the acknowledgment and consent to this Third Waiver and Amendment and (b) the receipt by the Agent for the account of the Lenders of a consent fee in the amount of $2,500.00 (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement).

         Except as set forth above, all terms and conditions of the Loan Agreement and all Loan Documents shall remain in full force and effect and not be affected by this Third Waiver and Amendment, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Section
7.4 of the Loan Agreement.

         This Third Waiver and Amendment shall be a Loan Document for all purposes.

         This Third Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

         If the above provisions are satisfactory to you, please execute this Third Waiver and Amendment as set forth below and return it to the Agent.

                           Very truly yours,

                           Foothill Capital Corporation, a California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender


                           By: /s/
                              --------------------------------------------------
                              Title:
                                    --------------------------------------------

                                       General Electric Capital Corporation,
                                       a New York corporation with an office
                                       in Atlanta, Georgia, as a Lender and
                                       a Co-Agent

                                       By: /s/
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       Back Bay Capital Funding LLC, a Delaware limited liability company, as a Lender

                                       By: /s/
                                          -------------------------------------
                                          Title:
                                                -------------------------------
cc: Jesse H. Austin, Esq.
    Lizanne Thomas, Esq.

Consented and Agreed as of the
9th day of February, 2000:

Thomaston Mills, Inc.


By: /s/
   -----------------------------
   Title:
         -----------------------

                           Fourth Waiver and Amendment

                               As of May 31, 2000

THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

         Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co- Agents, and Foothill Capital Corporation, as Agent, as modified and amended by that certain Waiver and Consent dated as of September 16, 1999, as further modified and amended by that certain Second Waiver and Amendment dated as of December 31, 1999, as further modified and amended by that certain Third Waiver and Amendment dated as of February 9, 2000 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

         You have requested that the Lenders waive compliance by the Borrower with Section 7.1, Section 7.2, Section 7.4 and Section 7.6 of the Loan Agreement to permit the refinancing of a portion of the SunTrust Term Loan by WebBank ("Web") pursuant to that certain Loan Agreement of even date herewith among the Borrower and Web (the "Web Loan Agreement"; and together with all other loan documents to be executed in connection therewith, the "Web Loan Documents") to be secured by a deed to secure debt on certain real estate identified on Exhibit A hereto (the "Lakeside Real Estate") and a lien on certain personal property located on the Lakeside Real Estate and identified on Exhibit B hereto (the "Web Personalty") and to be guarantied by Thomaston Mills FSC, Inc. pursuant to an unsecured guaranty. In connection therewith, the Borrower has requested that the Agent release its lien on the Lakeside Real Estate and the Web Personalty. Such refinancing pursuant to the Web Loan Agreement, the grant of such liens and guaranty and the release of such Collateral is hereafter referred to as the "Web Transaction." The Lenders have agreed to the Web Transaction so long as (a) after giving effect to this Fourth Waiver and Amendment, no Default or Event of Default then exists or would be caused thereby, (b) the gross amount of the loan from Web is not less than $10,000,000, (c) the Lenders receive not less than $525,000 from the proceeds of such loan, (d) the principal balance on the SunTrust Term Loan is reduced by $9,000,000 from the proceeds from such loan,
(e) the Agent has received evidence satisfactory to it that the SunTrust Lenders have released their liens on the Lakeside Real Estate and the Web Personalty, and (f) promptly upon the closing of such loan, the Borrower shall notify the Agent that such loan has been consummated and shall deliver executed copies of the Web Loan Documents executed in connection therewith to the Agent.

         The Loan Agreement is hereby modified and amended to the extent necessary to permit the Web Transaction, to provide that all funds received by the Lenders from the proceeds of the loan from Web to the Borrower shall be applied to the Tranche A Term Loan, and to provide that modification of the Web Loan Documents is restricted by Section 7.8(a) and (b) of the Loan Agreement. In addition to the foregoing, Section 8.10 of the Loan Agreement is hereby modified and amended to delete the word "or" immediately preceding clause (b) thereof and the following is hereby added to the end of such Section 8.10:

         ", or (c) if there is a default under that certain Loan Agreement dated as of May 31, 2000 between the Borrower and WebBank (as modified from time to time pursuant to the terms hereof) or any loan document executed in connection therewith;"

         This Fourth Waiver and Amendment shall be effective only upon (a) the execution and delivery by the Borrower to the Agent of the acknowledgment and consent to this Fourth Waiver and Amendment and (b) the receipt by the Agent for the account of the Lenders of a consent fee in the amount of $5,000 (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement).

         Except as set forth above, all terms and conditions of the Loan Agreement and all Loan Documents shall remain in full force and effect and not be affected by this Fourth Waiver and Amendment, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Sections 7.1, 7.2, 7.4, 7.6, 7.8 and 8.10 of the Loan Agreement.

         This Fourth Waiver and Amendment shall be a Loan Document for all purposes.

         This Fourth Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

         If the above provisions are satisfactory to you, please execute this Fourth Waiver and Amendment as set forth below and return it to the Agent.

                       [signatures are on following page]

                         Very truly yours,

                         Foothill Capital Corporation, a California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender


                         By: /s/
                            Title:



                         General Electric Capital Corporation, a New York corporation with an office in Atlanta, Georgia, as a Lender and a Co-Agent


                         By: /s/
                             Title:



                         Back Bay Capital Funding LLC, a Delaware limited liability company, as a Lender


                         By: /s/
                             Title:


cc:      Jesse H. Austin, Esq.
         Lizanne Thomas, Esq.

Consented and Agreed as of the
___ day of __________, 2000:

Thomaston Mills, Inc.


By: /s/
    Title:










FOURTH WAIVER AND AMENDMENT

                           Fifth Waiver and Amendment

                            As of September 12, 2000

THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

         Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co-Agents, and Foothill Capital Corporation, as Agent, as modified and amended by that certain Waiver and Consent dated as of September 16, 1999, as further modified and amended by that certain Second Waiver and Amendment dated as of December 31, 1999, as further modified and amended by that certain Third Waiver and Amendment dated as of February 9, 2000, as further modified and amended by that certain Fourth Waiver and Amendment dated as of May 31, 2000 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

         You have requested that the Lenders waive, and the Lenders have agreed to waive, compliance by the Borrower with Section 7.20(a) of the Loan Agreement, Minimum EBITDA, for the period ending May 31, 2000.

         In addition, you have requested that the table in Section 7.22 of the Loan Agreement, Collateral Coverage, be modified and amended, and such table is hereby modified and amended, to delete the reference to "July 31, 2000" therein and to substitute "October 31, 2000" therefor.

              This Fifth Waiver and Amendment shall be effective only upon (a) the execution and delivery by the Borrower to the Agent of the acknowledgment and consent to this Fifth Waiver and Amendment and (b) the receipt by the Agent for the account of the Lenders of a consent fee in the amount of $25,000.00 (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement).

         Except as set forth above, all terms and conditions of the Loan Agreement and all Loan Documents shall remain in full force and effect and not be affected by this Fifth Waiver and Amendment, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Section 7.20(a) and Section 7.22 of the Loan Agreement.

         This Fifth Waiver and Amendment shall be a Loan Document for all purposes.

         This Fifth Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

         If the above provisions are satisfactory to you, please execute this Fifth Waiver and Amendment as set forth below and return it to the Agent.

                       [signatures are on following page]

                           Very truly yours,

                           Foothill Capital Corporation, a California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender


                           By: /s/
                              --------------------------------------------------
                              Title:
                                    --------------------------------------------



                           General Electric Capital Corporation, a New York corporation with an office in Atlanta, Georgia, as a Lender and a Co-Agent


                           By: /s/
                              --------------------------------------------------
                              Title:
                                    --------------------------------------------



                           Back Bay Capital Funding LLC, a Delaware limited liability company, as a Lender


                           By: /s/
                              --------------------------------------------------
                              Title:
                                    --------------------------------------------




cc:      Jesse H. Austin, Esq.
         Lizanne Thomas, Esq.

Consented and Agreed as of the
____ day of September, 2000:

Thomaston Mills, Inc.

By: /s/
   ----------------------------
   Title:
         ----------------------








FIFTH WAIVER AND AMENDMENT

                           Sixth Waiver and Amendment


                            As of September 12, 2000


THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

         Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co-Agents, and Foothill Capital Corporation, as Agent, as modified and amended by that certain Waiver and Consent dated as of September 16, 1999, as further modified and amended by that certain Second Waiver and Amendment dated as of December 31, 1999, as further modified and amended by that certain Third Waiver and Amendment dated as of February 9, 2000, as further modified and amended by that certain Fourth Waiver and Amendment dated as of May 31, 2000, as further modified and amended by that certain Fifth Waiver and Amendment dated as of September 12, 2000 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

              You have requested that the Lenders waive, and the Lenders hereby waive, compliance by the Borrower with Section 7.20(a) of the Loan Agreement, Minimum EBITDA, for the period ending June 30, 2000.

              In addition, you have requested that the Lenders waive, and the Lenders hereby waive, compliance by the Borrower with Section 7.20(b) of the Loan Agreement, Tangible Net Worth, for the period ending June 30, 2000.

              In addition, you and the Lenders hereby agree to modify and amend subsection (b) of Section 2.1 of the Loan Agreement, Revolving Advances, to add the following sentence at the end of such subsection:

              "In addition to the foregoing reserves, as of September 12, 2000 there shall be a reserve against the Borrowing Base in the amount of $666,666.66 which reserve shall be reduced by the amount of any principal payments made on the Tranche A

              Term Loans after September 12, 2000 and which reserve shall be eliminated at such time as the ratio of the principal balance of the Term Loans to the most recently determined Equipment Net Liquidation Value is equal to or less than 85%."

              In addition, you have requested that the table in Section 7.20(a) of the Loan Agreement, Minimum EBITDA, be modified and amended, and such table is hereby modified and amended, to add the following additional monthly covenants as set forth in the table below:

            -------------------------------------------
            As of the fiscal month         Year-to-Date
              ended closest to:               EBITDA:
            -------------------------------------------
            July 31, 2000                    $  333,000
            -------------------------------------------
            August 31, 2000                  $  352,000
            -------------------------------------------
            September 30, 2000               $  684,000
            -------------------------------------------
            October 31, 2000                 $1,077,000
            -------------------------------------------
            November 30, 2000                $1,315,000
            -------------------------------------------
            December 31, 2000                $1,450,000
            -------------------------------------------
            January 31, 2001                 $1,885,000
            -------------------------------------------
            February 28, 2001                $2,353,000
            -------------------------------------------
            March 31, 2001                   $3,166,000
            -------------------------------------------
            April 30, 2001                   $3,948,000
            -------------------------------------------
            May 31, 2001                     $4,654,000
            -------------------------------------------
            June 30, 2001                    $5,415,000
            -------------------------------------------

              In addition, you have requested that the table in Section 7.20(b) of the Loan Agreement, Tangible Net Worth, be modified and amended, and such table is hereby modified and amended, to add the following additional monthly covenants as set forth in the table below:

            --------------------------------------------
            As of the fiscal month
               ended closest to:     Tangible Net Worth:
            --------------------------------------------
            July 31, 2000                    $17,905,000
            --------------------------------------------
            August 31, 2000                  $16,705,000
            --------------------------------------------
            September 30, 2000               $15,557,000
            --------------------------------------------
            October 31, 2000                 $14,745,000
            --------------------------------------------
            November 30, 2000                $13,771,000
            --------------------------------------------
            December 31, 2000                $12,372,000
            --------------------------------------------
            January 31, 2001                 $11,563,000
            --------------------------------------------
            February 28, 2001                $10,800,000
            --------------------------------------------
            March 31, 2001                   $10,117,000
            --------------------------------------------
            April 30, 2001                   $ 9,657,000
            --------------------------------------------
            May 31, 2001                     $ 9,124,000
            --------------------------------------------
            June 30, 2001                    $ 8,375,000
            --------------------------------------------

              In addition, you have requested that the first proviso at the end of Section 7.20 of the Loan Agreement, Financial Covenants, be modified and amended, and such proviso is hereby modified and amended, to delete the references to "June 30, 2000" therein and to substitute "June 30, 2001" therefor.

              In addition, you have requested that the second proviso at the end of Section 7.20 of the Loan Agreement, Financial Covenants, be modified and amended, and such proviso is hereby modified and amended, to delete the reference to "$37,639,000" therein and to substitute "$8,375,000" therefor.

              By executing the acknowledgment below, the Borrower hereby makes the following representations:

              The execution, delivery and performance by the Borrower of this letter agreement and the Loan Agreement as amended hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's articles or certificate of incorporation, or (ii) law or any contractual restriction binding on or affecting the Borrower;

              This letter agreement and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms; and

              Except for the Defaults and Events of Default specifically waived hereby, no Default or Event of Default is existing.

              This Sixth Waiver and Amendment shall be effective only upon (a) the execution and delivery by the Borrower to the Agent of the acknowledgment and consent to this

Sixth Waiver and Amendment and (b) the receipt by the Agent for the account of the Lenders of a consent fee in the amount of $75,000.00 (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement).

              As a condition subsequent to this Sixth Waiver and Amendment, the Borrower hereby agrees to obtain loans against the life insurance policy or policies on the life of Neil Hightower, George Hightower, Jr. and Stewart Davis and use the proceeds therefrom (in respect of the cash surrender value thereof) in an amount aggregating $1,000,000 to make a prepayment of the Advances (but not a corresponding reduction in the Commitment) on or before October 3, 2000. The Loan Agreement is hereby modified and amended to the extent necessary to provide that the failure by the Borrower to make such prepayment shall constitute an Event of Default under the Loan Agreement.

              Except as set forth above, all terms and conditions of the Loan Agreement and all other Loan Documents shall remain in full force and effect and not be affected by this Sixth Waiver and Amendment, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Section
7.20 of the Loan Agreement.

              This Sixth Waiver and Amendment shall be a Loan Document for all purposes.

              This Sixth Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

              If the above provisions are satisfactory to you, please execute this Sixth Waiver and Amendment as set forth below and return it to the Agent.


                       [signatures are on following page]

                            Very truly yours,

                            Foothill Capital Corporation, a California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender



                            By:
                               ------------------------------------------------
                               Title:
                                     ------------------------------------------

                            General Electric Capital Corporation, a New York corporation with an office in Atlanta, Georgia, as a Lender and a Co-Agent



                            By:
                               ------------------------------------------------
                               Title:
                                     ------------------------------------------

                            Back Bay Capital Funding LLC, a Delaware limited liability company, as a Lender



                            By:
                               ------------------------------------------------
                               Title:
                                     ------------------------------------------


cc:  Jesse H. Austin, Esq.
     Lizanne Thomas, Esq.

Consented and Agreed as of the
12th day of September, 2000:

Thomaston Mills, Inc.


By:
   -----------------------------
   Title:
         -----------------------